Client Name Columbia Threadneedle Investments Plan Name Deferred Stock Award Participant Name Name of Employee Date XXXX Form of Award Acceptance Confirmation Request Date XXXX Request Time XXXX Request Number XXXX Award Details Award Name Deferred Stock Award Award Date XXXX Award Currency USD Award Type DSU Award Event Schedule1 Offering % Units Vesting Date Deferred Stock Award XX % XXXX XXXX XX % XXXX XXXX XX % Acknowledgement XXXX XXXX The Share Price of the award grant is $XXX. Ameriprise Financial Inc. requires you to accept its Terms and Conditions by acknowledging your award(s) during this window period. If you fail to acknowledge your award by the window period end date, a report will be submitted to the company and your award will be subject to cancellation. Please be advised that you are required to read the "Stock Certificate" and the "Programme Guide" in the drop down in the upper right corner in order to proceed. 1 The vesting schedule generally provides for vesting over a three-year period Exhibit 10.27